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                                                                Exhibit 23.02



                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 5, 1996 relating to the financial statements of SEFCO, Inc. in the Registration Statement (Form S-1 No. 333-36857) and related Prospectus of Denali Incorporated.






                                                  GAYNOR AND FAWCETT, INC.


Tulsa, Oklahoma
November 19, 1997